                                                                   EXHIBIT 99.5
                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
         UNREGISTERED 7.416% SENIOR SECURED BONDS DUE DECEMBER 15, 2018
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                               CE GENERATION, LLC
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED [___________], 1999

         As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 7.416% Senior Secured Bonds Due December 15, 2018 and (the "Old Securities") of CE Generation, LLC (the "Registrant"), are not immediately available, (ii) time will not permit a holder's Old Securities or other required documents to reach Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent"), on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

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   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON [____________], 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE ISSUERS.
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                     CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATIONS

                                   DELIVER TO:

    By Registered or Certified Mail:                       By Hand or Overnight Delivery:
 Chase Manhattan Bank and Trust Company,              Chase Manhattan Bank and Trust Company,
          National Associations                               National Associations
      101 California Street, #2725                       101 California Street, #2725
        San Francisco, CA 94111                              San Francisco, CA 94111
  Attention: Corporate Trust Department               Attention: Corporate Trust Department


                                  By Facsimile:
                          (Eligible Institutions Only)

                                 (415) 693-8850


                               For Information or
                           Confirmation by Telephone:

                                 (415) 954-9508

                  Originals of all documents sent by facsimile
                      should be sent promptly by registered
                        or certified mail, by hand or by
                           overnight delivery service.

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR
        TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE
       OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                                                                   EXHIBIT 99.5

Ladies and Gentlemen:

         The undersigned hereby tenders to the Registrant, upon the terms and subject to the conditions set forth in the Prospectus dated [__________], 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

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     Name(s) of Registered Holder(s):
                                     --------------------------------------
     Aggregate Principal
     Amount Tendered: $
                        ---------------------------------------------------

     Certificate No.(s)
     (if available):
                    -------------------------------------------------------

     (Total Principal Amount Represented by
     Old Securities Certificate(s)):
                                    ---------------------------------------
     $
      ---------------------------------------------------------------------

     If Old Securities will be tendered by book-entry transfer, provide the following information;

     DTC Account Number:
                         --------------------------------------------------

     Date:
          -----------------------------------------------------------------

     *   Must be in denominations of $1,000 and any integral multiple thereof.

-------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE
     X__________________________________   ____________________________________

     X__________________________________   ____________________________________
                Signature(s) or Owner(s)                Date
                or Authorized Signatory

     Area Code and Telephone Number:
                                    --------------------------------------------
         Must be signed by the holder(s) of the Old Securities as their name(s) appear(s) on certificates for Old Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.
                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

     Name(s):
              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

     Capacity:
              -----------------------------------------------------------------

     Address(es):
                 --------------------------------------------------------------

                 --------------------------------------------------------------

                 --------------------------------------------------------------

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                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                                                 EXHIBIT 99.5

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Securities to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Old Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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     ----------------------------------- ---------------------------------------
                Name of Firm                      Authorized Signature

     ----------------------------------- ---------------------------------------
                  Address                                Title

     ----------------------------------- ---------------------------------------
                  Zip Code                     (Please Type or Print)

     Area Code and Telephone No.:_______ Dated:______________________________

------------------------------------------------------------ ------------------

NOTE:  DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS FORM.